Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
Investor Presentation
March 2009

Aerospace:
Aerostructures
Precision Products
Helicopters
Specialty Bearings
11%
6%
9%
12%
62%

Slide2

Distribution:
Industrial Distribution
2008 SALES AT $1.25 BILLION

2008 Sales $777 million
INDUSTRIAL DISTRIBUTION SEGMENT

Slide 4
INDUSTRIAL DISTRIBUTION SEGMENT

Third largest industrial distribution firm in $20 billion power transmission market.
Strategy:
 ♦ Expand our geographic footprint in major industrial markets to enhance our position in the competition for national and regional accounts
 ♦ Broaden our product offerings to gain additional business from existing customers and new opportunities from a wider slice of the market

Customers:
 ♦ Broad cross section of industry with more than 50,000 customers served from local branches in 72 of the top 100 U.S. Industrial markets. Growing national account base.

Slide 5
ACQUISITIONS: Strategic Fit
 ▪ Supports corporate strategy of accelerating growth of KIT
 ▪ Adds additional product lines to our portfolio
 ▪ Increases our capability to service national and regional customers
 ▪ Adds proven management teams and dedicated employees
 ▪ Industrial Supply Corporation, Richmond, VA, acquired March 31, 2008
 • Adds $55 million in annual sales
 • Increases Kaman’s presence in important Virginia (four branches) and N. Carolina
  (two branches) markets
 ▪ INRUMEC, Gurabo, Puerto Rico, Acquired October 3, 2008
 • Four branches in Puerto Rico
 • Adds $13 million in annual sales
 • Provides a presence for Kaman in the important Puerto Rico market while avoiding the costs and time of building a greenfield operation

KIT Branch Location
Distribution Center
ISC Branch Location
INRUMEC Location
Slide 6
KAMAN INDUSTRIAL TECHNOLOGIES LOCATIONS

KAMAN

Key Suppliers

Kaman Industrial Technologies
KAMAN

SKF
Martin
REXNORD
INA
DIAMOND CHAIN COMPANY
FAG
SEW EURODRIVE
Gates
TIMKEN
Browning
Boston Gear
NORGREN
Torrington
Fafnir
Morse
FALK a good name in industry
MOTION & CONTROL NSK
LOCTITE
DODGE
SEALMASTER
Warner Electric
OMRON
GOODYEAR ENGINEERED PRODUCTS
RELIANCE ELECTRIC
COOPER
US MOTORS
BALDOR MOTORS • DRIVES • GENERATORS
TB Wood's
IR Ingersoll Rand
DOW CORNING
EMERSON Motor Technologies
Rockwell Automation
THOMSON
YASKAWA

Slide 7
INDUSTRIAL DISTRIBUTION SEGMENT

Slide 8
KAMAN INDUSTRIAL TECHNOLOGIES - Current Market Update
 ▪ Began experiencing negative organic sales growth during Q408
 ▪ Planning for negative organic sales growth in 2009 of 10%-15%
 ▪ Operating Margin in 2009 could be down as much as 150 basis points
 ▪ Implementing contingency plans to maintain profitability, while leaving the company positioned for the eventual economic recovery
 ▪ Working to capitalize on acquisition opportunities created by the current economic environment

AEROSPACE SEGMENT:
FOUR AEROSPACE BUSINESSES
2008 Sales $477 million

Slide 10
SPECIALTY BEARINGS DIVISION:
Bloomfield, CT and Dachsbach, Germany
Designs and manufactures proprietary self-lubricating
airframe bearings
Programs:
 ♦ Kaman products are used in nearly all military and
 commercial aircraft
Strategy:
 ♦ Maintain leadership in product technical performance and
 application engineering support while staying ahead of
 the curve in product technology enhancement, lean
 manufacturing techniques and lead time reduction
Business Mix (approximate):
 ♦  Commercial 80%, Military 20%
 ♦  OEM 60%, After-Market 40%

Slide 11

PRECISION PRODUCTS DIVISION:
Middletown, CT & Orlando, FL
Fuzing Segment: Middletown, CT and Orlando, FL
Manufactures safe, arm and fuzing devices for major missile and bomb programs.
 ♦ Principal Missile programs: AMRAAM, ATACMS,
 Harpoon, Maverick, Standard and Tactical Tomahawk
 ♦ Principal Bomb program: Joint Programmable Fuze
 ♦ Division includes Measuring & Memory systems products.
Strategy:
 ♦ Become the established leader in bomb and missile fuzes,
 specialized memory products, precision measuring devices and electro-optic sensor systems for military and commercial
 applications

Principal customers:
 ♦ U.S. and allied militaries, Boeing General Dynamics, Lockheed and Raytheon.
Business Mix:
 ♦ Military 97%, Commercial 3%

Slide 12
HELICOPTERS DIVISION: Bloomfield, CT
Full service helicopter subcontractor. Supports legacy SH-2G
Super Seasprite and K-MAX “Aerial Truck” helicopters.
Principal programs:
 ♦ Major maintenance and upgrades to Egyptian SH-2G(E)
 ♦ BLACK HAWK subcontract for Sikorsky
 ♦ Remarketing eleven SH-2G (I) helicopters
Strategy:
 ♦ Leverage systems knowledge and lean manufacturing to
 take advantage of emerging assembly/subcontracting and
 after-market/retrofit opportunities as helicopter prime
 manufacturers focus on system design, integration, and
 final assembly
Principal customers:
 ♦ The governments of Egypt, New Zealand and Poland;
 Sikorsky and MDHI
Business Mix:
 ♦ Military 80%, Commercial 20%

Slide 13
AEROSTRUCTURES DIVISION:
Jacksonville, FL; Wichita, KS; and Manchester, UK
 Produces parts and subassemblies for Tier 1 and Prime
 Manufacturers; designs and builds mold and assembly tooling;
 and provides after-market support for UK MoD platforms
 ♦ Military: Boeing C-17 internal wing structures, Sikorsky BLACK
 HAWK helicopter cockpits, Sikorsky MH-92 helicopter
 composite tail rotor pylons, JSF wing panels, A-400M FTAC, A
 -10 wing components
 ♦ Commercial: Boeing 777 and 767 wing trailing edges,
 A330/340 composite wing panels, new large wide-body
 program
 Strategy:
 ♦ Expand our global market position as a supplier of complex, composite and metallic structures and integrated subsystems for military and commercial aircraft
 Business Mix:
 ♦ Military 73%, Commercial 27%

Slide 14
 Talented, committed employees - Proven management team
BROOKHOUSE HOLDINGS, LTD.: Strategic Fit
 ▪ Acquired June 12, 2008, $55 million in annual sales
 ▪ Accelerates growth and increases scale in Aerostructures market
 ▪ Enhances our composite capabilities - RFI technology provides differentiator
 ▪ Balanced portfolio of platforms and mix of business
 • 47% Commercial, 53% Military
 • 66% OEM, 34% Repair and Overhaul
 ▪ Adds a world class tooling capability to Kaman’s portfolio
 ▪ Provides entry into higher margin aftermarket services business

Commercial Aircraft		
Key Platforms	*Kaman*	*Brookhouse*
B-737	√	
B-767	√	
B-777	√	
A-320		√
A-330 / 340		√
A-350		Pending
Unidentified new wide body		√

Military Aircraft		
Key Platforms	*Kaman*	*Brookhouse*
UH-60	√	
C-17	√	
A-10	√	
F-35 (JSF)		√
Eurofighter		√
A-400 M		√
T-45 Goshawk		√

Slide 15
 Complementary platform positions - improves diversification
AEROSTRUCTURES: Platforms

AEROSTRUCTURES WICHITA UPDATE
Slide 16
▪ Issues
 ❑ Entered into three large complex assembly programs without adequate infrastructure
 ❑ Resulted in significant operational charges in 2008
 ♦ Goodwill impairment - $7.8 million (Q2)
 ♦ Tooling - $2.5 million (Q1)
 ♦ Inventory - $1.8 million (Q3)
 ♦ Inefficiencies and other - $5.9 million (Q1-Q4)
▪ Actions
 ❑ Installed new leadership
 ❑ Invested in people, tooling, and equipment to rebuild infrastructure
▪ Results
 ❑ Resumed production for major customer
 ❑ AS9100 certification reinstituted
 ❑ Targeting break-even results late 2009/early 2010

Aerospace:
 ✓ Appointed Greg Steiner, President Kaman Aerospace Group
 ✓ Helicopters - Settlement negotiated with Commonwealth of Australia
 ✓ Aerostructures - Awarded multi-year contract with a potential value in excess of
 $100 million to supply Boeing with components for the A-10 re-wing program
 ✓ Aerostructures - European expansion through established footprint; acquired
  Brookhouse Holdings, Limited
Slide 17
 ✓ Specialty Bearings - Kamatics received UTC Supplier Gold Award
2008 SIGNIFICANT EVENTS

2008 SIGNIFICANT EVENTS
Slide 18
Industrial Distribution:
 ✓ Acquired Industrial Supply Corporation of Richmond, VA on 3/31/08
 ✓ Savannah Distribution Center opened to support increased business in the
 Southeast
 ✓ Acquired Industrial Rubber and Mechanics, Inc. of Puerto Rico on 10/3/08
Corporate:
 ✓ Closed on a $50 million term loan in October
 ✓ Appointed William Denninger, CFO to replace the retired Robert Garneau

Aerospace:
 ✓ Helicopters - Took title to eleven SH-2G(I) aircraft formerly belonging to the Commonwealth of Australia
Slide 19
Corporate:
 ✓ Appointed Phil Goodrich VP Business Development with responsibility for:
 1. Strategic planning and development
 2. Mergers and acquisitions
 3. New market development
 4. Strategic Goal Deployment Initiative
2009 SIGNIFICANT EVENTS

 ▪ Aerostructures - Follow through on significant new business opportunities (e.g. JSF, C-27J)
 ▪ Precision Products - Obtain sole source award with higher price on JPF
 USG sales under options 6, 7 and 8
 ▪ Industrial Distribution - capitalize on acquisition opportunities for regional/local competitors
 ▪ Company-wide - achieve $35M To $40M free cash flow
Slide 20
 ▪ Helicopters - Comprehensive marketing program for eleven SH-2G(I) aircraft, significant P&L upside potential
2009 KEY INITIATIVES

FINANCIAL REVIEW
38%
2008 Sales $1.25 billion
Slide 21

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	2008	2007	2008	2007	2008	2007
1. Industrial Distribution	$ 776,970	$ 700,174	$35,397	$33,038	4.6%	4.7%
2. Specialty Bearings	141,540	124,009	50,168	41,387	35.4%	33.4%
3. Precision Products	118,009	87,455	7,299	10,546	6.2%	12.1%
4. Helicopters	69,435	72,031	10,066	2,631	14.5%	3.7%
5. Aerostructures	147,641	102,362	(5,925)	13,219	(4.0%)	12.9%
6. Subtotal Aerospace	476,625	385,857	61,608	67,783	12.9%	17.6%
7. Net gain/(loss) on sale of assets			221	2,579
8. Corporate expense			(31,960)	(38,672)	[1] (2.5%)	[1](3.6%)
9. Sales/Op. inc. from continuing ops	$1,253,595	$1,086,031	$65,266	$64,728	5.2%	6.0%

Slide 22
INCOME STATEMENT HIGHLIGHTS
For years ended December 31, 2008 and 2007

(In Millions)	As of 12/31/08	As of 12/31/07	As of 12/31/06
1. Cash and Cash Equivalents	$8.2	$73.9	$12.7
2. Notes Payable and Long-term Debt	$94.2	$12.9	$74.4
3. Shareholders’ Equity	$274.3	$394.5	$296.6
4. Debt as % of Total Capitalization	25.6%	3.2%	20.1%
5. Capital Expenditures (YTD Continuing Operations)	$16.0	$14.2	$12.1
6. Depreciation & Amortization (YTD Continuing Operations)	$12.8	$9.9	$8.8
BALANCE SHEET AND CAPITAL FACTORS
Slide 23

Slide 24
Forward-Looking Statements
This presentation may contain forward-looking information relating to the company's business and prospects, including the Aerospace and
Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) management's success in resolving operational issues at the Aerostructures
Wichita facility, including successful negotiation of the Sikorsky Canadian MH-92 program; 7) successful resale of the aircraft, equipment and spare parts obtained in connection with the Australia SH-2G (A) program termination; 8) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options, successful negotiation of price increases with the
U.S. government, and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 9)
satisfactory resolution of the company’s litigation with the U.S. Army procurement agency relating to the FMU-143 program; 10) continued
support of the existing K-MAX helicopter fleet, including sale of existing K-MAX spare parts inventory; 11) cost growth in connection with environmental remediation activities at the Bloomfield, Moosup and New Hartford, CT facilities and our recently acquired Brookhouse facilities;
12) profitable integration of acquired businesses into the company's operations; 13) changes in supplier sales or vendor incentive policies; 14)
the effects of price increases or decreases; 15) pension plan assumptions and future contributions; 16) future levels of indebtedness and capital expenditures; 17) continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs therefor; 18) the effects of currency exchange rates and foreign competition on future operations; 19) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; 20) future repurchases and/or issuances of common stock; and
21) other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-looking information provided in this presentation should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact:
Eric B. Remington, Vice President
(860) 243-6334
Eric.Remington@kaman.com